U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2001

(Exact name of registrant as specified in its charter)

ENVIRONMENTAL MONITORING & TESTING CORPORATION

Delaware

0-18296
62-1265486

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(State of Incorporation)

(Commission File No.)
(I.R.S. Employer

Identification No.)

Box 760, New Ellenton, SC 29809

(Address of principal executive offices)

(803) 652-2718

(Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

On December 31, 2001 Environmental Monitoring and Testing Corporation sold its land and buildings to Savannah River Realty LLC for $180,000 less related expenses.

On December 31, 2001 Environmental Monitoring and Testing Corporation sold its drilling equipment and all related assets to Prosonic Corporation for $90,000.

These sales resulted in the liquidation of all real property and all drilling assets of the Company.

There is no material relationship between either of the buyers and the registrant or any of its affiliates, any director or officer of the registrant, or any associate of any such director or officer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

10.1 Purchase Agreement dated August 29, 2001, between Environmental Monitoring and Testing Corporation and Prosonic Corporation.

10.2 Addendum to Purchase Agreement dated September 7, 2001, between Environmental Monitoring and Testing Corporation and Prosonic Corporation.

10.3 Agreement for Purchase and Sale of Drilling Assets dated December 21, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Environmental Monitoring

& Testing Corporation

(Registrant)

Date: January 8, 2001 By /s/ Vincent A Ferri

Vincent A. Ferri, President and CEO

(Principal Executive Officer)